1 Spectranetics Announces Election of New Chairperson of the Board of Directors COLORADO SPRINGS, Colo. (June 14, 2017) - The Spectranetics Corporation (NASDAQ: SPNC) (“the Company”) announced today that B. Kristine Johnson has been elected as the new Chairperson of the Board of Directors. Ms. Johnson succeeds R. John Fletcher, who has served as Chairperson of the Board since December 2010 and will continue to serve on the Board. “I am delighted to be elected as Chairperson. Spectranetics has many opportunities ahead, and our Board is fully engaged. I am looking forward to leading us through our next phase of growth,” said Ms. Johnson. “On behalf of the Board, I would also like to thank our outgoing chair, John Fletcher, for his stewardship over the last seven years. He has led the Company through significant market capitalization growth, portfolio diversification, and attracted new leadership. His contributions have been simply invaluable. We are fortunate that John will continue to serve on the board.” Ms. Johnson joined the Spectranetics Board in 2012. She is currently the President of Affinity Capital Management, a venture capital firm that invests in private, U.S. based healthcare companies. Prior to Affinity, she was Senior Vice President and Chief Administrative Officer of Medtronic, Inc. During her 17 years at Medtronic, she also served as President and General Manager of its vascular business and President and General Manager of its tachyarrhythmia management business. Ms. Johnson currently serves on the board of directors for AtriCure, Inc., a publicly traded medical device company, and on the board of directors for Piper Jaffray Companies, a leading middle market investment bank and asset management firm, where she has been the lead director since 2012. She also serves on the board of directors and is Chair of the University of Minnesota Foundation Investment Advisors, as well as the boards of several private entities.

2 It is the intention of the Board to rotate the role of Chairperson from time to time, as deemed appropriate, with the expectation that the Chairperson typically will serve a four to six year term. About Spectranetics The Spectranetics Corporation develops, manufactures, markets and distributes medical devices used in minimally invasive procedures within the cardiovascular system. The Company's products are available in over 65 countries and are used to treat arterial blockages in the heart and legs and in the removal of pacemaker and defibrillator leads. The Company's Vascular Intervention (VI) products include a range of laser catheters for ablation of blockages in arteries above and below the knee, the AngioSculpt scoring balloon used in both peripheral and coronary procedures, and the Stellarex drug-coated balloon peripheral angioplasty platform, which received European CE mark approval in December 2014. The Company also markets support catheters to facilitate crossing of peripheral and coronary arterial blockages, and retrograde access and guidewire retrieval devices used in the treatment of peripheral arterial blockages, including chronic total occlusions. The Company markets aspiration and cardiac laser catheters to treat blockages in the heart. The Lead Management (LM) product line includes excimer laser sheaths, dilator sheaths, mechanical sheaths and accessories for the removal of pacemaker and defibrillator cardiac leads, including the Bridge™ Occlusion Balloon. For more information, visit www.spectranetics.com. Safe Harbor Statement This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. You can identify these statements because they do not relate strictly to historical or current facts. Such statements may include words such as “anticipate,” “will,” “estimate,” “expect,” “look forward,” “strive,” “project,” “intend,” “should,” “plan,” “believe,” “hope,” “see,” “enable,” “potential,” and

3 other words and terms of similar meaning in connection with any discussion of, among other things, future operating or financial performance, strategic initiatives and business strategies, clinical trials and regulatory approvals, regulatory or competitive environments, outcome of litigation, our intellectual property and product development. These forward-looking statements include, but are not limited to, statements regarding our competitive position, product innovation and development, and commercialization schedule, expectation of continued growth and the reasons for that growth, growth rates, strength, integration and product launches, regulatory approvals, and 2017 outlook and projected results including projected revenue and expenses, gross margin, net loss and loss per share. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements and to note they speak only as of the date of this release. These risks and uncertainties may include financial results differing from guidance; our need to comply with complex and evolving laws and regulations; intense and increasing competition and consolidation in our industry; the impact of rapid technological change; slower revenue growth and continued losses; the inaccuracy of our assumptions regarding AngioScore and Stellarex; market acceptance of our technology and products; our inability to manage growth; increased pressure on expense levels resulting from expanded sales, marketing, product development and clinical activities; uncertain success of our strategic direction; dependence on new product development and successful commercialization of new products; loss of key personnel; uncertain success of or delays in our clinical trials; costs of and adverse results in any ongoing or future legal proceedings; adverse impact to our business from healthcare reform and related legislation and regulations, including changes in reimbursements and the impact of fraud and abuse and information privacy laws and regulations; adverse conditions in the general domestic and global economic markets and volatility and disruption of the credit markets or other factors that prevent us from obtaining funding; our inability to protect our intellectual property and intellectual property claims of third parties; availability of inventory and components from suppliers, including sole source suppliers; adverse outcome of FDA inspections, including FDA warning letters and any remediation efforts; the receipt of FDA clearance and other regulatory approvals to market new products or applications and the timeliness of any clearance and approvals; product defects or recalls and product liability claims; cybersecurity breaches; interruptions of our manufacturing operations and other events that affect our ability to manufacture sufficient

4 volumes to fulfill customer demand; our dependence on third party vendors, suppliers, consultants and physicians; risks associated with international operations, including international sales using distributors and the impact of “Brexit” on our European sales and operations; risks associated with any future acquisitions; our ability to use net operating loss carryovers and potential impairment charges; lack of cash necessary to satisfy our cash obligations under our outstanding 2.625% Convertible Senior Notes due 2034 and our term loan and revolving loan facilities; our debt adversely affecting our financial health and preventing us from fulfilling our debt service and other obligations; and share price volatility due to the initiation or cessation of coverage, or changes in ratings, by securities analysts. For a further list and description of such risks and uncertainties that could cause our actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see our previously filed SEC reports, including those risks set forth in our 2016 Annual Report on Form 10-K. We disclaim any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise. Investor Relations Contacts Zach Stassen Investor.relations@spnc.com (719) 447-2292 Michaella Gallina Investor.relations@spnc.com (719) 447-2417